                                                                   Exhibit 99.21

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               FEBRUARY [2], 2006

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $16,212,263
Aggregate Original Principal Balance      $16,228,177
Number of Mortgage Loans                           88

                                 MINIMUM    MAXIMUM   AVERAGE(1)
                                 -------    -------   ----------
Original Principal Balance       $26,384   $565,250   $184,411
Outstanding Principal Balance    $26,350   $564,941   $184,230

                                                      WEIGHTED
                                 MINIMUM   MAXIMUM   AVERAGE(2)
                                 -------   -------   ----------
Original Term (mos)                 180       360         359
Stated remaining Term (mos)(5)      178       359         358
Loan Age (mos)(5)                     1         3           1
Current Interest Rate             6.565%    9.650%      7.849%
Initial Interest Rate Cap (3)     3.000%    5.000%      3.092%
Periodic Rate Cap (3)             1.000%    1.000%      1.000%
Gross Margin (3)                  3.328%    8.500%      6.771%
Maximum Mortgage Rate (3)        13.065%   16.150%     14.319%
Minimum Mortgage Rate (3)         6.565%    9.650%      7.819%
Months to Roll (3)                   21       119          29
Original Loan-to-Value            49.79%   100.00%      85.40%
Credit Score (4)                    550       804         681

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   11/01/2020   12/01/2035

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       99.84%
2nd Lien                        0.16

OCCUPANCY
Investment                    100.00%

LOAN TYPE
Fixed Rate                      7.30%
ARM                            92.70

AMORTIZATION TYPE
Fully Amortizing               95.89%
Interest-Only                   0.64
Balloon                         3.47

YEAR OF ORIGINATION
2005                          100.00%

LOAN PURPOSE
Purchase                       57.37%
Refinance - Rate/Term           5.77
Refinance - Cashout            36.86

PROPERTY TYPE
Single Family                  54.86%
Condominium                    13.60
2-4 Family                     24.32
Planned Unit Development        7.22

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

(5)  As of the Cut-off Date.

MORTGAGE RATES

                           NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF MORTGAGE RATES     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
6.501% to 7.000%             13      $ 2,840,900      17.52%     6.851%       699       $218,531     79.91%     67.04%    3.64%
7.001% to 7.500%             11        2,721,931      16.79      7.345        684        247,448     83.97      40.78     0.00
7.501% to 8.000%             29        4,688,840      28.92      7.795        685        161,684     86.06      54.89     0.00
8.001% to 8.500%             17        3,308,291      20.41      8.350        664        194,605     86.33      34.43     0.00
8.501% to 9.000%             12        2,139,325      13.20      8.798        681        178,277     91.33      47.15     0.00
9.001% to 9.500%              4          317,820       1.96      9.207        668         79,455     90.24      36.26     0.00
9.501% to 10.000%             2          195,156       1.20      9.576        568         97,578     81.31      73.72     0.00
                            ---      -----------     ------      -----        ---       --------     -----      -----     ----
TOTAL:                       88      $16,212,263     100.00%     7.849%       681       $184,230     85.40%     49.31%    0.64%
                            ===      ===========     ======      =====        ===       ========     =====      =====     ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.565% per annum to 9.650% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.849% per annum.

REMAINING MONTHS TO STATED MATURITY

                      NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
REMAINING MONTHS     MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
TO STATED MATURITY     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
169 TO 180               2      $    84,168       0.52%     7.803%       722       $ 42,084     77.91%     31.31%    0.00%
349 TO 360              86       16,128,095      99.48      7.849        681        187,536     85.44      49.41     0.64
                       ---      -----------     ------      -----        ---       --------     -----      -----     ----
TOTAL:                  88      $16,212,263     100.00%     7.849%       681       $184,230     85.40%     49.31%    0.64%
                       ===      ===========     ======      =====        ===       ========     =====      =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                 3     $   118,759      0.73%    8.164%      670      $ 39,586    94.22%   100.00%   0.00%
$50,001 to $100,000            23       1,485,993      9.17     8.258       674        64,608    85.74     47.55    0.00
$100,001 to $150,000           19       2,326,464     14.35     7.858       668       122,445    81.82     72.78    4.45
$150,001 to $200,000           11       1,958,098     12.08     7.786       680       178,009    85.39     54.27    0.00
$200,001 to $250,000            7       1,545,814      9.53     7.810       721       220,831    79.40     29.26    0.00
$250,001 to $300,000            7       1,976,458     12.19     8.306       672       282,351    84.21     13.87    0.00
$300,001 to $350,000            9       2,986,584     18.42     7.632       671       331,843    88.34     55.60    0.00
$350,001 to $400,000            4       1,463,123      9.02     7.365       687       365,781    87.41     49.48    0.00
$400,001 to $450,000            2         812,678      5.01     7.423       682       406,339    87.52    100.00    0.00
$450,001 to $500,000            2         973,351      6.00     7.505       728       486,676    85.04     50.36    0.00
$550,001 to $600,000            1         564,941      3.48     9.000       633       564,941    95.00      0.00    0.00
                              ---     -----------    ------     -----       ---      --------    -----    ------    ----
TOTAL:                         88     $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%   0.64%
                              ===     ===========    ======     =====       ===      ========    =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $26,350 to approximately $564,941 and the average outstanding principal balance of the Mortgage Loans was approximately $184,230.

PRODUCT TYPES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------               --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Fixed - 15 Year                  1    $    57,817      0.36%    7.600%      752      $ 57,817     67.84%    0.00%   0.00%
Fixed - 30 Year                  9      1,099,095      6.78     8.259       661       122,122     76.79    45.96    0.00
Balloon - 15/30                  1         26,350      0.16     8.250       656        26,350    100.00   100.00    0.00
ARM - 2 Year/6 Month            66     12,569,436     77.53     7.913       675       190,446     86.93    46.73    0.82
ARM - 3 Year/6 Month             3        459,612      2.83     6.953       654       153,204     65.25    30.12    0.00
ARM - 5 Year/6 Month             3        775,363      4.78     7.082       775       258,454     83.77    37.69    0.00
ARM - 10 Year/6 Month            3        688,093      4.24     7.575       693       229,364     83.88    90.46    0.00
ARM - 2 Year/6 Mo (Amort
   over 40, due in 30)           2        536,496      3.31     7.745       721       268,248     90.00   100.00    0.00
                               ---    -----------    ------     -----       ---      --------    ------   -------   -----
TOTAL:                          88    $16,212,263    100.00%    7.849%      681      $184,230     85.40%   49.31%   0.64%
                               ===    ===========    ======     =====       ===      ========    ======   =======   =====

AMORTIZATION TYPE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
AMORTIZATION TYPE         LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
-----------------       --------  -----------  ----------  --------  --------  -----------  --------  --------  -------
Fully Amortizing            84    $15,545,916     95.89%     7.860%     679      $185,070     85.19%     47.14%   0.00%
Balloon                      3    $   562,847    347.00%   776.900%     718      $187,616   9047.00%  10000.00%   0.00%
60 Month Interest-Only       1        103,500      0.64      6.565      707       103,500     90.00     100.00  100.00
                           ---    -----------    ------    -------      ---      --------   -------   --------  ------
TOTAL:                      88    $16,212,263    100.00%     7.849%     681      $184,230     85.40%     49.31%   0.64%
                           ===    ===========    ======    =======      ===      ========   =======   ========  ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                   OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
STATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----           --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Arizona             11    $ 1,292,184      7.97%    7.874%      677      $117,471    84.56%    65.73%    0.00%
California          17      5,318,934     32.81     7.814       684       312,878    86.01     44.27     0.00
Connecticut          2        560,186      3.46     7.651       717       280,093    84.01     59.89     0.00
Florida              8      1,734,825     10.70     7.791       695       216,853    86.94     71.20     0.00
Georgia              2        328,733      2.03     7.104       638       164,367    60.79      0.00     0.00
Idaho                1        161,888      1.00     7.865       664       161,888    90.00      0.00     0.00
Illinois             4        711,305      4.39     7.941       680       177,826    91.00     84.83     0.00
Maryland             7      1,213,412      7.48     7.774       632       173,345    84.49     39.87     0.00
Massachusetts        2        515,476      3.18     7.618       719       257,738    86.69     33.76     0.00
Michigan             1        115,238      0.71     9.125       680       115,238    95.00    100.00     0.00
New Jersey           3        768,336      4.74     7.558       654       256,112    90.00     44.40     0.00
New Mexico           1        293,562      1.81     7.500       731       293,562    70.00      0.00     0.00
New York             2        150,304      0.93     8.228       698        75,152    85.74    100.00     0.00
North Carolina       1        116,921      0.72     7.990       706       116,921    90.00    100.00     0.00
Ohio                 1         82,388      0.51     7.990       710        82,388    76.89      0.00     0.00
Oklahoma             1         50,293      0.31     7.750       619        50,293    90.00    100.00     0.00
Oregon               1        203,869      1.26     8.225       680       203,869    80.00      0.00     0.00
Pennsylvania         2        294,666      1.82     7.539       756       147,333    80.85     74.60     0.00
Tennessee            9        567,802      3.50     7.697       677        63,089    88.61     89.07    18.23
Texas                5        346,208      2.14     8.539       679        69,242    87.74     66.59     0.00
Washington           6      1,300,290      8.02     8.401       664       216,715    84.63     11.06     0.00
Wisconsin            1         85,440      0.53     7.815       704        85,440    90.00    100.00     0.00
                   ---    -----------    ------     -----       ---      --------    -----    ------    -----
TOTAL:              88    $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%    0.64%
                   ===    ===========    ======     =====       ===      ========    =====    ======    =====

(1) No more than approximately 0.99% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less             1      $   238,789       1.47%     6.625%       637       $238,789      49.79%     0.00%    0.00%
50.01% to 55.00%           2          253,520       1.56      6.990        726        126,760      52.46     45.32     0.00
55.01% to 60.00%           1          138,907       0.86      7.990        636        138,907      55.60    100.00     0.00
60.01% to 65.00%           2          150,419       0.93      8.233        640         75,209      63.25     66.77     0.00
65.01% to 70.00%           3          526,115       3.25      7.486        674        175,372      69.76      0.00     0.00
70.01% to 75.00%           2          477,235       2.94      8.218        616        238,617      75.00      0.00     0.00
75.01% to 80.00%          13        2,713,813      16.74      7.523        717        208,755      79.79     39.25     0.00
80.01% to 85.00%          12        2,166,085      13.36      7.984        665        180,507      84.94     30.71     0.00
85.01% to 90.00%          41        7,530,735      46.45      7.764        680        183,676      90.00     65.82     1.37
90.01% to 95.00%          10        1,990,295      12.28      8.687        674        199,030      94.83     46.58     0.00
95.01% to 100.00%          1           26,350       0.16      8.250        656         26,350     100.00    100.00     0.00
                         ---      -----------     ------      -----        ---       --------     ------    ------     ----
TOTAL:                    88      $16,212,263     100.00%     7.849%       681       $184,230      85.40%    49.31%    0.64%
                         ===      ===========     ======      =====        ===       ========     ======    ======     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 49.79% to 100.00%.

LOAN PURPOSE

                         NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE              LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------            --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                   52      $ 9,300,696      57.37%     8.086%       682       $178,860     88.66%     51.09%    0.00%
Refinance - Cashout        32        5,975,619      36.86      7.552        679        186,738     81.44      48.56     1.73
Refinance - Rate Term       4          935,947       5.77      7.390        687        233,987     78.41      36.45     0.00
                          ---      -----------     ------      -----        ---       --------     -----      -----     ----
TOTAL:                     88      $16,212,263     100.00%     7.849%       681       $184,230     85.40%     49.31%    0.64%
                          ===      ===========     ======      =====        ===       ========     =====      =====     ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------   -------  -------  -------
Single Family                52     $ 8,894,051     54.86%    7.915%      684      $171,039    85.40%    48.03%   1.16%
Condominium                  13       2,204,306     13.60     7.753       680       169,562    83.76     45.43    0.00
Two- to Four-Family          15       3,943,261     24.32     7.866       672       262,884    87.05     51.33    0.00
Planned Unit Development      8       1,170,644      7.22     7.473       683       146,331    82.99     59.57    0.00
                            ---     -----------    ------     -----       ---      --------    -----     -----    ----
TOTAL:                       88     $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%   0.64%
                            ===     ===========    ======     =====       ===      ========    =====     =====    ====

DOCUMENTATION

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------           --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation         46     $ 7,690,874     47.44%    7.771%      682      $167,193    87.32%   100.00%   1.35%
Limited Documentation      27       4,960,145     30.60     7.969       672       183,709    83.99      0.00    0.00
Lite Documentation         12       2,850,910     17.58     7.859       686       237,576    82.28      0.00    0.00
Stated Documentation        2         406,246      2.51     8.347       716       203,123    84.98      0.00    0.00
FULL-ALT Documentation      1         304,087      1.88     7.100       715       304,087    90.00    100.00    0.00
                          ---     -----------    ------     -----       ---      --------    -----    ------    ----
TOTAL:                     88     $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%   0.64%
                          ===     ===========    ======     =====       ===      ========    =====    ======    ====

OCCUPANCY

             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------   --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Investment     88     $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%   0.64%
              ---     -----------    ------     -----       ---      --------    -----     -----    ----
TOTAL:         88     $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%   0.64%
              ===     ===========    ======     =====       ===      ========    =====     =====    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
1                      57     $10,598,137     65.37%    7.852%      678      $185,932    85.97%    47.68%   0.00%
2                      26       4,483,344     27.65     7.813       692       172,436    82.74     54.33    2.31
3                       5       1,130,782      6.97     7.965       664       226,156    90.72     44.80    0.00
                      ---     -----------    ------     -----       ---      --------    -----     -----    ----
TOTAL:                 88     $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%   0.64%
                      ===     ===========    ======     =====       ===      ========    =====     =====    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
None                    37     $ 8,131,538     50.16%    8.018%      676      $219,771    86.70%    45.78%   0.00%
12 Months                6         962,562      5.94     8.091       677       160,427    89.93     27.59    0.00
24 Months               33       4,943,555     30.49     7.583       681       149,805    84.55     60.17    0.00
36 Months               12       2,174,607     13.41     7.712       699       181,217    80.47     47.45    4.76
                       ---     -----------    ------     -----       ---      --------    -----     -----    ----
TOTAL:                  88     $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%   0.64%
                       ===     ===========    ======     =====       ===      ========    =====     =====    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
526 to 550                  1     $   143,859      0.89%    9.550%      550      $143,859    80.00%   100.00%   0.00%
551 to 575                  1         174,736      1.08     7.425       552       174,736    70.00      0.00    0.00
576 to 600                  1         196,244      1.21     8.350       596       196,244    75.00      0.00    0.00
601 to 625                  6         447,567      2.76     8.355       620        74,595    83.72     53.26    0.00
626 to 650                 20       4,957,986     30.58     7.897       637       247,899    85.29     41.73    0.00
651 to 675                 20       2,502,947     15.44     7.852       663       125,147    86.68     55.88    0.00
676 to 700                 12       2,506,968     15.46     7.740       691       208,914    87.64     68.29    0.00
701 to 725                 12       2,118,641     13.07     7.687       715       176,553    88.15     62.91    4.89
726 to 750                  7       1,653,982     10.20     8.205       740       236,283    83.98     20.22    0.00
751 to 775                  4         520,567      3.21     8.103       755       130,142    87.54     50.02    0.00
776 to 800                  3         817,889      5.04     6.848       793       272,630    76.45     40.93    0.00
801 to 825                  1         170,878      1.05     7.690       804       170,878    90.00    100.00    0.00
                          ---     -----------    ------     -----       ---      --------    -----    ------    ----
TOTAL:                     88     $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%   0.64%
                          ===     ===========    ======     =====       ===      ========    =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 550 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 681.

CREDIT GRADE

               NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                 OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
              MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
AA                67    $12,192,082     75.20%    7.755%      700      $181,971    85.97%    54.52%   0.85%
A                 17      3,390,104     20.91     8.064       630       199,418    84.66     32.10      --
A-                 1        196,244      1.21      8.35       596       196,244    75.00        --      --
B+                 3        433,833      2.68     8.581       585       144,611    79.96     59.72      --
                 ---    -----------    ------     -----       ---      --------    -----     -----    ----
TOTAL:            88    $16,212,263    100.00%    7.849%      681      $184,230    85.40%    49.31%   0.64%
                 ===    ===========    ======     =====       ===      ========    =====     =====    ====

GROSS MARGINS

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
----------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
3.001% to 3.500%             1    $   107,922      0.72%    7.650%      690      $107,922    90.00%     0.00%   0.00%
3.501% to 4.000%             3        603,383      4.01     7.992       678       201,128    91.18    100.00    0.00
5.001% to 5.500%             3        857,767      5.71     7.761       669       285,922    80.76      0.00    0.00
6.001% to 6.500%            15      2,794,592     18.59     7.601       670       186,306    82.45     46.64    0.00
6.501% to 7.000%            21      5,186,026     34.51     7.553       690       246,954    86.73     48.38    2.00
7.001% to 7.500%            14      2,511,416     16.71     7.912       695       179,387    84.86     64.55    0.00
7.501% to 8.000%            19      2,679,422     17.83     8.388       676       141,022    90.24     53.25    0.00
8.001% to 8.500%             1        288,471      1.92     8.500       649       288,471    85.00      0.00    0.00
                           ---    -----------    ------     -----       ---      --------    -----     -----    ----
TOTAL:                      77    $15,029,000    100.00%    7.819%      682      $195,182    86.08%    49.66%   0.69%
                           ===    ===========    ======     =====       ===      ========    =====     =====    ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.328% per annum to 8.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.771% per annum.

MAXIMUM MORTGAGE RATES

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
13.001% to 13.500%      12    $ 2,702,286     17.98%    6.844%      701      $225,191    81.42%    70.47%   3.83%
13.501% to 14.000%      10      2,661,679     17.71     7.351       684       266,168    83.83     39.43    0.00
14.001% to 14.500%      26      4,494,388     29.90     7.795       684       172,861    86.17     54.22    0.00
14.501% to 15.000%      14      2,985,263     19.86     8.359       669       213,233    87.74     33.91    0.00
15.001% to 15.500%      10      1,816,267     12.09     8.835       673       181,627    92.63     52.02    0.00
15.501% to 16.000%       4        317,820      2.11     9.207       668        79,455    90.24     36.26    0.00
16.001% to 16.500%       1         51,297      0.34     9.650       619        51,297    85.00      0.00    0.00
                       ---    -----------    ------     -----       ---      --------    -----     -----    ----
TOTAL:                  77    $15,029,000    100.00%    7.819%      682      $195,182    86.08%    49.66%   0.69%
                       ===    ===========    ======     =====       ===      ========    =====     =====    ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 13.065% per annum to 16.150% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.319% per annum.

NEXT RATE ADJUSTMENT DATE

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
October 2007                   4     $ 1,080,490      7.19%    7.975%      666      $270,122    90.75%    42.24%   0.00%
November 2007                 19       3,291,402     21.90     7.897       691       173,232    84.82     65.14    3.14
December 2007                 45       8,734,040     58.11     7.901       673       194,090    87.45     43.62    0.00
November 2008                  2         220,823      1.47     7.307       672       110,411    81.97     62.69    0.00
December 2008                  1         238,789      1.59     6.625       637       238,789    49.79      0.00    0.00
November 2010                  2         604,485      4.02     6.911       767       302,243    82.01     20.07    0.00
December 2010                  1         170,878      1.14     7.690       804       170,878    90.00    100.00    0.00
December 2015                  3         688,093      4.58     7.575       693       229,364    83.88     90.46    0.00
                             ---     -----------    ------     -----       ---      --------    -----     -----    ----
TOTAL:                        77     $15,029,000    100.00%    7.819%      682      $195,182    86.08%    49.66%   0.69%
                             ===     ===========    ======     =====       ===      ========    =====     =====    ====

MAXIMUM MORTGAGE RATES

                      NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM     MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES         LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
----------------     --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
13.001% to 13.500%      12      $ 2,702,286      17.98%     6.844%       701       $225,191     81.42%     70.47%    3.83%
13.501% to 14.000%      10        2,661,679      17.71      7.351        684        266,168     83.83      39.43     0.00
14.001% to 14.500%      26        4,494,388      29.90      7.795        684        172,861     86.17      54.22     0.00
14.501% to 15.000%      14        2,985,263      19.86      8.359        669        213,233     87.74      33.91     0.00
15.001% to 15.500%      10        1,816,267      12.09      8.835        673        181,627     92.63      52.02     0.00
15.501% to 16.000%       4          317,820       2.11      9.207        668         79,455     90.24      36.26     0.00
16.001% to 16.500%       1           51,297       0.34      9.650        619         51,297     85.00       0.00     0.00
                       ---      -----------     ------      -----        ---       --------     -----      -----     ----
TOTAL:                  77      $15,029,000     100.00%     7.819%       682       $195,182     86.08%     49.66%    0.69%
                       ===      ===========     ======      =====        ===       ========     =====      =====     ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 13.065% per annum to 16.150% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.319% per annum.

NEXT RATE ADJUSTMENT DATE

                              NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
NEXT RATE ADJUSTMENT DATE      LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------------------    --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
October 2007                     4      $ 1,080,490       7.19%     7.975%       666       $270,122     90.75%     42.24%    0.00%
November 2007                   19        3,291,402      21.90      7.897        691        173,232     84.82      65.14     3.14
December 2007                   45        8,734,040      58.11      7.901        673        194,090     87.45      43.62     0.00
November 2008                    2          220,823       1.47      7.307        672        110,411     81.97      62.69     0.00
December 2008                    1          238,789       1.59      6.625        637        238,789     49.79       0.00     0.00
November 2010                    2          604,485       4.02      6.911        767        302,243     82.01      20.07     0.00
December 2010                    1          170,878       1.14      7.690        804        170,878     90.00     100.00     0.00
December 2015                    3          688,093       4.58      7.575        693        229,364     83.88      90.46     0.00
                               ---      -----------     ------      -----        ---       --------     -----      -----     ----
TOTAL:                          77      $15,029,000     100.00%     7.819%       682       $195,182     86.08%     49.66%    0.69%
                               ===      ===========     ======      =====        ===       ========     =====      =====     ====